                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 19, 2002

                         ------------------------------

                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-16455                    76-0655566
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                    1111 LOUISIANA
                    HOUSTON, TEXAS                             77002
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 19, 2002, a wholly owned subsidiary of Reliant Resources, Inc. ("Reliant Resources") merged with and into Orion Power Holdings, Inc. ("Orion"), with Orion being the surviving company. Upon consummation of the merger, Orion became a wholly owned subsidiary of Reliant Resources. The merger was completed under the terms of the Agreement and Plan of Merger, dated as of September 26, 2001, between Reliant Resources and Orion. In the merger, each outstanding share of Orion common stock was converted into the right to receive $26.80 in cash. The aggregate cash consideration paid in the merger was approximately $2.9 billion and was funded primarily under a one-year $2.9 billion bank credit facility with a group of banks for which Bank of America acted as agent.

         Orion is engaged in the acquisition, development and operation of electric power generating facilities. As of February 28, 2002, Orion has 81 power plants in operation with a total capacity of 5,644 megawatts. Reliant Resources intends to continue Orion's business and to integrate it with Reliant Resources' operations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The provision of the financial statements for Orion required by this item within 15 days of the closing date of the merger is impracticable. The required financial statements will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after this report is required to be filed.

(B)      PRO FORMA FINANCIAL INFORMATION.

                  The provision of pro forma financial information for Reliant Resources required by this item within 15 days of the closing date of the merger is currently impracticable. Reliant Resources will file pro forma information in the amendment referred to in paragraph (A) of this item.

(C)      EXHIBITS.

         1. Agreement and Plan of Merger, dated as of September 26, 2001, by and among Reliant Resources, Reliant Energy Power Generation Merger Sub, Inc. and Orion (Incorporated by reference to Exhibit
               2.1 to Reliant Resources' Current Report on Form 8-K dated September 27, 2001 (Commission File No. 1-16455) as filed with the SEC on September 29, 2001).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RELIANT RESOURCES, INC.




Date: March 5, 2002                     By: /s/ MARY P. RICCIARDELLO
                                           -------------------------------------
                                                Mary P. Ricciardello
                                                Senior Vice President and
                                                Chief Accounting Officer